UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2023

HOUR LOOP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41204	47-2869399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8201 164th Ave NE #200, Redmond, WA 98052-7615

(Address of principal executive offices)

(206) 385-0488 ext. 100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HOUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(a) Dismissal of Independent Registered Public Accounting Firm

On September 13, 2023, the Audit Committee of the Board of Directors of Hour Loop, Inc. (the “Company”) discharged TPS Thayer, LLC (“TPS”), the Company’s independent registered public accounting firm.

TPS’ reports on the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern. Furthermore, during the Company’s fiscal years ended December 31, 2022 and 2021 and through September 13, 2023, there have been no disagreements with TPS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to TPS’ satisfaction, would have caused TPS to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended December 31, 2022 and 2021 and through September 13, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TPS with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that TPS furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. As of September 19, 2023, the Company has not yet received TPS’ letter to the Commission. Per the provisions of Item 304(a)(3) of Regulation S-K, the Company has requested that TPS provide the letter as promptly as possible so that the Company can file the letter with the Commission within 10 business days after the filing of this Current Report on Form 8-K; provided, however, that notwithstanding the 10 business day period, the Company will file the letter by amendment of this Current Report on Form 8-K within two business days of receipt.

(b) Engagement of New Independent Registered Accounting Firm

On September 13, 2023, the Audit Committee appointed HTL International, LLC (“HTL”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through September 13, 2023, neither the Company nor anyone acting on the Company’s behalf consulted HTL with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUR LOOP, INC.

Dated: September 19, 2023	By:	/s/ Sam Lai
	Name:	Sam Lai
	Title:	Chief Executive Officer and Interim Chief Financial Officer